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                            USI HOLDINGS CORPORATION

                             555 PLEASANTVILLE ROAD
                        BRIARCLIFF MANOR, NEW YORK 10510
                                 (914) 749-8500

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David L. Eslick, Robert S. Schneider and Ernest J. Newborn, II each of them with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of Common Stock which the undersigned is entitled to vote at the special meeting of stockholders of USI Holdings Corporation to be held at USI Holdings Corporation Corporate Conference Center, 555 Pleasantville Road, Briarcliff Manor, NY on March 29, 2007 at 1:30 p.m. local time, and at any adjournment or postponement thereof, with all powers that the undersigned would have if personally present thereat.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT AND FOR THE ADJOURNMENT PROPOSAL, IF NECESSARY OR APPROPRIATE. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

        (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)
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                            Address Change/Comments
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
THE BOARD OF DIRECTORS, WHICH IS SOLICITING THIS PROXY, RECOMMENDS A VOTE "FOR"
PROPOSALS 1 AND 2.                                                                                            PLEASE MARK HERE  / /
                                                                                                              FOR ADDRESS CHANGE
                                                                                                              OR COMMENTS
                                                                                                              SEE REVERSE SIDE

                                                                                                              PLEASE MARK YOUR VOTE
                                                                                                              AS INDICATED IN THIS
                                                                                                              EXAMPLE        /X/

1. Adoption of the Agreement and               FOR    AGAINST   ABSTAIN   2. Approval of the adjournment      FOR   AGAINST  ABSTAIN
   Plan or Merger, dated as of                                               of the special meeting, if
   January 15, 2007, by and among              / /      / /       / /        necessary or appropriate,        / /     / /      / /
   USI Holdings Corporation,                                                 to solicit additional
   Compass Acquisition Holdings                                              proxies if there are
   Corp. and Compass Merger Sub Inc.                                         insufficient votes at the
                                                                             time of the meeting to
                                                                             adopt the Merger Agreement.
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Signature                         Signature                        Date
          -----------------------           ---------------------       --------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.
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      WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
               BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the special meeting day.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

               INTERNET                                TELEPHONE
          -----------------                        -----------------
    http://www.proxyvoting.com/usih                 1-866-540-5760
                                        OR
     Use the internet to vote your            Use any touch-tone telephone
     proxy. Have your proxy card in             to vote your proxy. Have
     hand when you access the web               your proxy card in hand
               site.                                 when you call.
          -----------------                        -----------------

  If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.